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                      SECURITIES ANF EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-A/A



               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              G & L REALTY CORP.
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            (Exact Name of Registrant as Specified in its Charter)


               Maryland                                     95-449388
----------------------------------------               -------------------
(State of Incorporation or Organization)                 (IRS Employer
                                                       Identification No.)

          439 N. Bedford Drive
        Beverly Hills, California                             90210
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(Address of principal executive offices)                    (zip code)





Securities to be registered pursuant to Section 12(b) of the Act:

                                                Name of Each Exchange on
             Title of Each Class                Which Each Class is to be
             to be so Registered                       Registered
             -------------------                -------------------------

  9.8% Series B Cumulative Preferred Stock       New York Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
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                               (Title of class)
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                INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.
         -------------------------------------------------------

         A description of the 9.8% Series B Cumulative Preferred Stock (the "Series B Preferred Stock") to be registered hereunder is contained in the section entitled "Description of Series B Preferred Stock" in the Prospectus included in the Registrant's Registration Statement on Form S-11, as amended, File No. 333-38843, originally filed on October 27, 1997 with the Securities and Exchange Commission and filed pursuant to Rule 430A of the Securities Act of 1933, as amended. Such description is incorporated herein by reference.

Item 2.  Exhibits.
         --------

Exhibit No.           Description
-----------           -----------

2.1(1)         Amended and Restated Articles of Incorporation of Registrant.

2.2(2)         Amended and Restated Bylaws of Registrant.

2.3(3)         Form of Articles Supplementary relating to the Series A Preferred
               Stock.

2.4(4)         Form of Articles Supplementary relating to the Series B Preferred
               Stock.

2.5(4)         Specimen Share Certificate for the Series B Preferred Stock


---------------

   (1) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-11 and amendments thereto (File No. 33-68984) and incorporated herein by reference.

   (2) Previously filed as an exhibit to the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994 and incorporated herein by reference.

   (3) Previously filed as an exhibit to the Registrant's Registration Statement on Form S-11 and amendments thereto (File No. 333-24911) and incorporated herein by reference.

   (4) Previously filed as an exhibit to the Registrant's Amendment No. 2 to its Registration Statement on Form S-11, File No. 333-38843, as filed on November 12, 1997.

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                              G & L REALTY CORP.
Date:  November 12, 1997                      By:  /s/ Quentin Thompson
                                                 ----------------------
                                                     Quentin Thompson
                                                 Chief Accounting Officer,
                                                  Treasurer and Secretary

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